SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 3, 2003

SUNTERRA CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	1-13815	95-4582157
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

3865 W. Cheyenne Ave.

N. Las Vegas, NV 89032

“www.sunterra.com”

(Address of Principal Executive Offices)

702-804-8600

(Registrant’s telephone number, including area code)

Item 5.     Other Events and Regulation FD Disclosure.

See press release dated February 3, 2003 entitled “Sunterra Corporation Appoints Frederick C. Bauman To Be General Counsel” attached hereto as Exhibit 99.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit No.	Description
99	Press Release dated February 3, 2003 entitled “Sunterra Corporation Appoints Frederick C. Bauman To Be General Counsel”

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNTERRA CORPORATION
(Registrant)

Date: February 3, 2003	By:	/s/ Nicholas J. Benson
President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description
99	Press Release dated February 3, 2003 entitled “Sunterra Corporation Appoints Frederick C. Bauman To Be General Counsel”

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